EXHIBIT 10.46
                                                                   -------------

                                 AMENDMENT THREE
                         TO THE MANUFACTURING AGREEMENT
                        BY AND BETWEEN VIVUS AND CHINOIN

     This Amendment Three ("Amendment Three"), effective as of November 21, 2002 ("Amendment Date"), by and between VIVUS, Inc., having a principal place of business at Mountain View, CA United States of America ("VIVUS"), and CHINOIN Pharmaceutical and Chemical Works, Ltd., having a principal place of business at H-1045, Budapest, To u. 1-5 Hungary ("CHINOIN") (VIVUS and CHINOIN collectively, the "Parties"), amends (i) that certain Manufacturing Agreement by and between the Parties dated December 20, 1995 (the "Agreement") and (ii) Amendment One to the Agreement dated December 11, 1997 ("Amendment One") and (iii) Amendment Two to the Agreement dated December 18, 1998 ("Amendment Two")

     The Parties desire to amend the Agreement, the Amendment One and Amendment Two as set forth herein below;

     NOW, THEREFORE, the Parties agree as follows:

1. AMENDMENT. This Amendment Three hereby amends the Agreement to incorporate the terms and conditions set forth in this Amendment Three. The relationship of the Parties shall continue to be governed by the terms and conditions of the Agreement, the Amendments One and Two, as amended herein; and in the event that there is any conflict between the terms and conditions of the Agreement or Amendment One or Two and this Amendment Three, the terms and conditions of this Amendment Three shall control. As used in this Amendment Three, all capitalized terms shall have the meanings defined for such terms in this Amendment Three or, if not defined in this Amendment Three, the meanings defined in the Agreement.

2.   MODIFICATION TO THE AGREEMENT.

     2.1 The Parties hereby acknowledge the change of the principal place of business of VIVUS from 605 East Fairchild Drive, Mountain View, CA 94043, to 1172 Castro Street, Mountain View, CA 94040.

     2.2 The Parties hereby confirm that in the frame of the Agreement VIVUS has firmly ordered from CHINOIN under PO# [*] the supply of [*] Product for the year 1998. After CHINOIN having delivered [*], VIVUS has requested CHINOIN to stop manufacturing and to postpone all further shipments. According to Amendment Two and further discussion of the Parties, [*] of Product was delivered in 1999 and 2000 to VIVUS. A further [*] of Product ordered for 1998 and the [*] minimum purchasing obligation of VIVUS for the calendar year of 1999, for a total of [*], the only obligation of VIVUS until December 31, 2002 according to Amendment Two, has not been ordered by VIVUS and has not been manufactured by CHINOIN.

     2.3 The Parties hereby agree to prolong the validity of the Agreement for calendar years 2003 to 2008, being considered as seventh, eighth, ninth, tenth, eleventh and twelfth Agreement Years, respectively.

     2.4 CHINOIN agrees to update its manufacturing process to meet the EAEMP Recommendation July 1999 on the compliance with the CPMP guideline on residual solvents.

     2.4.1. Chinoin will manufacture [*] of Product, approximately [*] each, in a campaign starting in 2002. The [*] will be completed no later than January 31, 2003. The [*] and [*] [*] will follow thereafter and will be completed no later than February 28, 2003. During this campaign, CHINOIN will apply a change of manufacturing process characterized with the replacement of [*] to a more desirable [*] in manufacturing step 9 of the Product as numbered in CHINOIN's DMF and other changes deemed necessary by CHINOIN in connection with such change.

     2.4.2. CHINOIN agrees to carry out all tests and studies necessary to prove the equivalence of Product manufactured with the modified process using these [*], including stability studies, and submit the description of the changes and all related results as required by the regulatory authorities in a schedule set forth below:

               a. To the US FDA with three (3) month stability results no later than May 31, 2003;

               b. To the European and other regulatory authorities no later than thirty (30) days after receipt of a written request from VIVUS, such written request to occur no earlier than May 31, 2003, such submission to include the latest stability results available at the time of submission.

     2.4.3. CHINOIN agrees to provide VIVUS with a detailed analytical report on its findings on these batches of Product at the time of their qualification and results of its stability studies at the time such results are available.

     2.4.4. CHINOIN agrees to carry out similar necessary tests and studies including stability study on at least its [*] of the Product manufactured in [*] size with its modified process following the [*] in [*] size as described above. Testing results on such additional [*] will be submitted to the regulatory authorities in the customary manner with due advance consultation with VIVUS.

     2.5 CHINOIN agrees to amend its current Specification:

               a) To meet the EAEMP Recommendation July 1999 on the compliance with the CPMP guideline on residual solvents;

               b)        To meet the requirements of USP 25 Suppl.1 (April 1,
                         2002);

               c) To meet the requirements of the European Pharmacopeia, 2001:1448 FOR ALPROSTADIL;

               d)        To meet additional VIVUS requirements.

     2.5.1. These future requirements are set forth in Exhibit A to this Amendment Three.

     2.5.2. CHINOIN agrees to submit its updated Specification as a part of its regulatory submissions set forth in Section 2.4.2 of this Amendment Three.

     2.5.3. The updated Specification shall be applicable for the first time to batches manufactured by CHINOIN with the modified process set forth in Section 2.4.1 of this Amendment Three.

     2.6 VIVUS agrees to carry out all tests and studies necessary to acquire the approval of the US, EU and other regulatory authorities for its use of Product manufactured with the modified process of CHINOIN as active ingredient in its finished product MUSE.

     2.6.1. VIVUS agrees that these tests and studies shall include manufacture and stability studies of validation batches of MUSE using each of the [*] of Product received from CHINOIN as the first shipment in 2003 as set forth in Section 2.7.1 below.

     2.6.2. VIVUS agrees to submit a supplement to its NDA for approval by the US FDA no later than July 31, 2003 or as soon as such studies are completed.

     2.6.3. VIVUS agrees to provide to its European Union licensed distributor, as expeditiously as possible, any and all assistance, information and/or materials in VIVUS possession to submit a Type I Variation to its European Product License upon completion of studies necessary for such submission to the European regulatory authorities.

     2.6.4. VIVUS agrees to inform CHINOIN about its main findings on these validation batches of MUSE as well as to notify CHINOIN in a timely manner regarding regulatory submissions and their outcome.

     2.7 The Parties agree that VIVUS shall not be required to purchase from CHINOIN any amount of the Product in the remainder of calendar year 2002 and VIVUS shall have only the following firm commitments to purchase the Product from CHINOIN during the validity of the Agreement as extended according to
Section 2.3 of this Amendment Three:

     2.7.1. VIVUS agrees to take delivery of [*] of the Product during the seventh Agreement Year in the following schedule and under the conditions stipulated herein.

               1.   [*] immediately upon availability in January/February 2003
               2.   Approximately [*] in October 2003
               3.   Approximately [*], up to [*]total in December 2003

               The first delivery to VIVUS in 2003 will consist of [*] from each of the [*] of Product manufactured by CHINOIN with the modified process as described in Section 2.4.1 of this Amendment Three. The second delivery may contain further quantities of these [*] still on stock at CHINOIN at the time of shipment or from further
                [*] or [*]   manufactured with the same modified process of
               CHINOIN. CHINOIN agrees to refrain from shipping residual tails of [*] below [*].

     2.7.2. Parties agree that the obligation of VIVUS to take the [*] deliveries is subject to European approval as set forth in
               Section 2.6.3 and to US FDA approval of the supplement to VIVUS' NDA of MUSE as set forth in Section 2.6.2 of this Amendment Three.

     2.7.3. Within five (5) working days after execution of this Amendment Three, VIVUS agrees to issue a Purchase Order for the delivery of [*] of Product with reference to conditions stipulated in this Amendment Three.

     2.7.4. VIVUS will place with CHINOIN [*] of its orders for the Product (based on mass) until VIVUS accepts delivery from CHINOIN the [*] of the Product referred to in Section 2.7.1. In no event will CHINOIN be obligated to supply more than [*] of Product in the seventh Agreement Year.

     2.7.5. From the eighth Agreement Year of this Amendment Three onward, VIVUS agrees to place not less than [*] of its orders for the Product (based on mass) from CHINOIN after having completed all of its purchasing obligations as detailed above in Sections 2.71, 2.7.2, 2.7.3 and 2.7.2 of this Amendment Three. In no event will CHINOIN be obligated to supply more than [*] of Product annually.

     2.7.6. Section 2.12 of the Agreement is hereby restated to read as follows:

               2.12 Minimum Quantities

               2.12.1 VIVUS agrees that the quantity of Product purchased from CHINOIN shall in no event fall below the minimum quantity of [*] in the eighth and ninth Agreement Years. This undertaking is not subject to any waiver due to decrease of the consumption of the Product.

               2.12.2 The Parties will negotiate the minimum purchasing stipulations for the tenth, eleventh and twelfth Agreement Years at the end of ninth Agreement Year. Should the Parties fail to reach new minimum purchasing stipulations at the end of ninth Agreement Year, the purchasing stipulations valid in the ninth Agreement Year shall remain in force for the tenth, eleventh and twelfth Agreement Years.

     2.8 Non-fulfillment

     2.8.1. In the event CHINOIN is unable to fulfil its obligations within three (3) months from the deadline indicated in Section 2.4.2 of this Amendment Three, VIVUS will have the right to place orders with other supplier(s) in quantities not exceeding the quantity scheduled for the time in question stipulated in Section 2.7.1 of this Amendment Three until the time CHINOIN completes the fulfillment of its referred obligations.

               Thereafter, VIVUS will place with CHINOIN [*] of its orders for the Product until the [*] stipulated in Section 2.7.1 is delivered in full.

               The delay of VIVUS taking deliveries of the [*] stipulated in
               Section 2.4.1 for any reason will create no right for either of the Parties to change the price of this [*] as stipulated for the seventh Agreement Year in Section 2.9 of this Amendment Three.

               VIVUS agrees that the measures to postpone taking delivery from CHINOIN and/or to order quantities from other suppliers proportionally as stipulated in Section 2.8.1 will satisfy in full any and all of CHINOIN's obligations and VIVUS will not be entitled to claim compensations or losses due to the above delay, if any.

     2.8.2. Notwithstanding Section 2.7.2 of this Amendment Three, in the event VIVUS is unable to acquire the approval of its supplement to its NDA, as described in Section 2.6 of this Amendment Three, due to reasons unquestionably not attributable to CHINOIN, VIVUS shall be obligated to take the [*] and pay their value in full.

               Parties agree that the lack of any question on the Product by the FDA during the Amendment approval procedure or the lack of reasons referring to the Product in a regulatory decision denying the approval are reasons unquestionably not attributable to CHINOIN without any further evidence in case of inability of VIVUS to acquire the approval in question.

     2.9 Section 2.7 of the Agreement as modified by Amendment One is hereby amended in its entirety to read as follows:

               2.7 Price The price to be paid by VIVUS per gram of the Product ordered by VIVUS shall be based upon the quantities of the Product ordered by VIVUS for delivery during the particular Agreement Year, as follows:

               2.7.1     Quantity Ordered for Delivery

                         During the seventh Agreement Year            U.S. $/[*]
                         ---------------------------------            ----------
                         All quantities up to [*]                       $[*]
                         Quantities in excess of [*], if any
                         up to [*]                                      $[*]
                         Quantities in excess of [*], if any
                         up to [*]                                      $[*]

               2.7.2     Quantity Ordered for Delivery

                         During the eight and ninth Agreement Year    U.S. $/[*]
                         -----------------------------------------    ----------
                         First [*]
                         "Minimum Annual Quantity"                      $[*]
                         Quantities in excess of [*],
                         up to [*]                                      $[*]
                         Quantities in excess of [*],
                         up to [*]                                      $[*]
                         Quantities in excess of [*],
                         up to [*]                                      $[*]
                         Quantities in excess of [*],
                         up to [*]                                      $[*]
                         Quantities in excess of [*], if any            $[*]

               2.7.3 The Parties will negotiate the price stipulations for the tenth, eleventh and twelfth Agreement Years at the end of ninth Agreement Year. Should the Parties fail to reach new price stipulations at the end of ninth Agreement Year, the price stipulations valid in the ninth Agreement Year shall remain in force for the tenth, eleventh and twelfth Agreement Years.

                         It is understood that the foregoing prices are based upon the total cumulative quantities ordered by VIVUS for delivery during the particular Agreement Year, and not only on the size of the particular order or delivery. It is also understood that the prices are for the incremental quantities.

3. ENTIRE AGREEMENT. The Agreement and any Exhibits and Addenda thereto together with this Amendment Three and Amendment One and Amendment Two constitute the entire agreement between the Parties with respect to the subject matter thereof and supersede all prior and contemporaneous communications, representations, agreements or understandings, either written or oral, between the Parties.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Three.

VIVUS, INC.                              CHINOIN PHARMACEUTICAL AND
                                         CHEMICAL WORKS CO., LTD.

By: /s/                                  By: /s/
   --------------------------------         --------------------------------

Name: Terry Nida                         Name: Patrick CHOCAT
      -----------------------------            -----------------------------

Title: Vice President                    Title: Managing Director
       ----------------------------            -----------------------------


                                         By: /s/
                                            --------------------------------
                                         Name: Eric-Yves LILLE
                                               -----------------------------
                                         Title: VP Administration & Finance
                                               -----------------------------


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has already been granted with respect to the omitted portions.

CHINOIN - VIVUS                    EXHIBIT A                         CHINOIN.DOC
AMENDMENT THREE TO THE                                         F-OCTOBER 8, 2002
MANUFACTURING AGREEMENT
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